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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): November 25, 2002


             HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)


                              HRSI FUNDING, INC. II
                            (Administrator of Trust)
             (Exact name of registrant as specified in its charter)



         DELAWARE                        333-58400              36-4423162
 (State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)        Identification No.)


              2700 SANDERS ROAD                                   60070
          PROSPECT HEIGHTS, ILLINOIS                            (Zip Code)
            (Address of Principal
              Executive Offices)







       Registrant's telephone number, including area code: (847) 564-5000


                                    No Change
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          (Former name or former address, if changed since last report)


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         Item 2.           Acquisition or Disposition of Assets

Description of the Notes and the Receivables

                  HRSI Funding, Inc. II registered issuances of up to $3,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-584000) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Household Private Label Credit Card Master Note Trust I (the "Trust") issued approximately $840,150,000 in aggregate principal amount of its Asset-Backed Notes, (the "Notes"), on November 25, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued under the terms of a Master Indenture, dated as of June 12, 2001, (the "Master Indenture"), identified hereunder, among Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee (the "Owner Trustee") of the Household Private Label Credit Card Master Note Trust I, and U.S. Bank National Association, not in its individual capacity, but solely as the Indenture Trustee (the "Indenture Trustee") as supplemented by the Series 2002-3 Indenture Supplement, dated as of November 25, 2002 (the "Supplement") attached hereto as Exhibit 4.2, among the Owner Trustee and the Indenture Trustee.

                  The Notes evidence indebtedness of the Trust, the assets of which consist primarily of receivables originated under various revolving consumer credit programs.

                  The Series 2002-3 Class A Notes, the Series 2002-3 Class B Notes and the Series 2002-3 Class C Notes have Initial Principal Balances of $673,000,000, $98,060,000 and $69,090,000 respectively.

                  As of the applicable dates described therein, the Receivables possessed the characteristics described in the Prospectus dated July 13, 2001 and the Prospectus Supplement dated November 18, 2002 filed pursuant to Rule 424(b)(5) of the Act on November 19, 2002.

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         Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Series 2002-3 Underwriting Agreement, dated as of November 18, 2002, among the Bank, HRAC, HRSI II, HFC and Credit Suisse First Boston Corporation ("CSFB"), as representative of the underwriters named therein.

         4.1 Master Indenture, dated as of June 12, 2001, between the Trust, and the Indenture Trustee.*

         4.2 Series 2002-3 Indenture Supplement, dated as of November 25, 2002, between the Trust, as issuer, and the Indenture Trustee.

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* Previously filed with the Securities and Exchange Commission on August 22,
  2001 * Previously filed with the Securities and Exchange Commission on August 22, 2001


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HRSI FUNDING, INC. II,
                                          as administrator of the Trust,
                                          Co-Registrant and on behalf of the
                                          Trust as Co-Registrant

                                          By: /s/ J.W. Hoff
                                              ----------------------------------
                                          Name:     J.W. Hoff
                                          Title:    President and Chief
                                                    Executive Officer




Dated:  November 25, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
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     1.1       Series 2002-3 Underwriting Agreement, dated as of November 18,
               2002, among the Bank, HRAC, HRSI II, HFC and CSFB, as representative of the underwriters named therein.

     4.1 Master Indenture, dated as of June 12, 2001 (the "Master Indenture"), between the Trust, and the Indenture Trustee. *

     4.2 Series 2002-3 Indenture Supplement, dated as of November 25, 2002 (the "Series 2002-3 Indenture Supplement"), between the Trust, as issuer, and the Indenture Trustee.


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* Previously filed with the Securities and Exchange Commission on August 22,
  2001